UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2015

MATINAS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

46-3011414
(Commission File Number)	(IRS Employer Identification No.)

1545 Route 206 South, Suite 302.
Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

(908) 443-1860

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 30, 2015, Matinas Biopharma Holdings, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) to report, among other things, that it had completed its acquisition of Aquarius Biotechnologies, Inc., a Delaware corporation (“Aquarius”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) with Saffron Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”) and J. Carl Craft, as the stockholder representative, dated January 29, 2015. This Current Report on Form 8-K/A amends the Original Form 8-K to include the required financial statements and pro forma financial information.

Item 2.02 Results of Operations and Financial Condition.

While full, audited financial information for the year ended December 31, 2014 is not yet available, the unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2014 and accompanying notes, which are filed as Exhibit 99.1 to this report, contain and are calculated basis on preliminary, unaudited financial information for the year ended December 31, 2014.  The preliminary financial data included in Exhibit 99.1 has been prepared by, and is the responsibility of, the Company’s management.  EisnerAmper LLP has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial data contained in Exhibit 99.1.  Accordingly, EisnerAmper LLP does not express an opinion or any other form of assurance with respect thereto.  This unaudited preliminary financial information is based upon the Company’s progress to date and does not present all necessary information for an understanding of the Company’s financial condition as of December 31, 2014. The preparation and audit of the Company’s consolidated financial statements for the year ended December 31, 2014 is ongoing and could result in material changes. If any changes are required to Exhibit 99.1, the Company will file a further amendment to this report to include the updated pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2014, and related notes, showing the pro forma effects of the Company’s acquisition of Aquarius, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger (the “Merger Agreement”) with Aquarius Biotechnologies, Inc., a Delaware corporation (“Aquarius”), Saffron Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”) and J. Carl Craft, as the stockholder representative (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 30, 2015).
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Unaudited pro forma condensed combined financial statements of Matinas Biopharma Holdings, Inc. for the fiscal year ended December 31, 2014, and related notes.
99.2	Audited consolidated financial statements of Aquarius Biotechnologies Inc. for the fiscal years ended December 31, 2014 and 2013, and related notes.

An investment in the Company’s securities involves various risks and uncertainties and investors are encouraged to review the risks identified in the Company’s filings with the SEC. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations, profitability and cash flows, which would, in turn, have a significant and adverse impact on the Company’s stock price.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

By:	/s/ Roelof Rongen
Name:	Roelof Rongen
Title:	President and Chief Executive Officer
Date:	March 18, 2015

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 29, 2015, by and among Matinas Biopharma Holdings, Inc., Aquarius Biotechnologies, Inc., Saffron Merger Sub, Inc., and J. Carl Craft, as the stockholder representative (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 30, 2015).
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Unaudited pro forma condensed combined statement of operations of Matinas Biopharma Holdings, Inc. for the fiscal year ended December 31, 2014, and related notes.
99.2	Audited consolidated financial statements of Aquarius Biotechnologies Inc. for the fiscal years ended December 31, 2014 and 2013, and related notes.